Consolidated Quarterly Holdings Report
for
Fidelity® Series Commodity Strategy Fund
April 30, 2026
SCR-S-NPRT3-0626
1.899305.116
U.S. Treasury Obligations - 7.2%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bills 0% 6/11/2026 (c)(d)	3.60 to 3.63	156,000,000	155,360,400
US Treasury Bills 0% 7/16/2026 (d)	3.63	30,000,000	29,772,855
US Treasury Bills 0% 7/23/2026	3.63	10,000,000	9,917,057
TOTAL U.S. TREASURY OBLIGATIONS (Cost $195,051,038)			195,050,312

Money Market Funds - 86.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $2,360,887,849)	3.69	2,360,394,211	2,360,866,290

TOTAL INVESTMENT IN SECURITIES - 94.0% (Cost $2,555,938,887)	2,555,916,602
NET OTHER ASSETS (LIABILITIES) - 6.0%	162,775,048
NET ASSETS - 100.0%	2,718,691,650

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Commodity Contracts
CBOT Corn Contracts (United States)	1,231	9/2026	29,528,613	627,500
CBOT Hard Red Winter Wheat Contracts (United States)	335	9/2026	11,821,313	1,113,204
CBOT Soybean Contracts (United States)	499	11/2026	29,266,350	619,904
CBOT Soybean Meal Contracts (United States)	478	12/2026	14,889,700	(85,488)
CBOT Soybean Oil Contracts (United States)	475	12/2026	19,790,400	1,892,969
CBOT Wheat Contracts (United States)	523	9/2026	17,043,263	809,331
CEC Copper Contracts (United States)	216	9/2026	32,607,900	324,296
CEC Gold Bullion Contracts (United States)	166	12/2026	78,547,880	(2,949,073)
CEC Silver Bullion Contracts (United States)	51	9/2026	19,010,760	(2,889,890)
CME Lean Hogs Contracts (United States)	261	10/2026	9,450,810	(89,086)
CME Live Cattle Contracts (United States)	205	10/2026	19,964,950	258,300
ICE Brent Crude Oil Contracts (United Kingdom)	693	9/2026	62,626,410	5,623,388
ICE Cocoa Contracts (United States)	144	9/2026	5,243,040	261,850
ICE Coffee Contracts (United States)	103	9/2026	10,635,394	(244,243)
ICE Cotton No 2 Contracts (United States)	245	12/2026	10,151,575	1,616,085
ICE Gas Oil Contracts (United Kingdom)	240	9/2026	24,606,000	5,245,700
ICE Sugar No 11 Contracts (United States)	875	9/2026	14,749,000	214,451
LME Aluminum Contracts (United Kingdom)	286	7/2026	24,939,701	2,324,012
LME Aluminum Contracts (United Kingdom)	270	9/2026	23,256,788	276,936
LME Aluminum Contracts (United Kingdom)	304	5/2026	26,860,072	4,668,499
LME Lead Contracts (United Kingdom)	102	7/2026	4,980,813	(339,813)
LME Lead Contracts (United Kingdom)	97	9/2026	4,778,463	(29,587)
LME Lead Contracts (United Kingdom)	87	5/2026	4,246,079	(119,765)
LME Nickel Contracts (United Kingdom)	115	7/2026	13,422,763	1,002,520
LME Nickel Contracts (United Kingdom)	110	9/2026	12,923,460	1,181,868
LME Nickel Contracts (United Kingdom)	120	5/2026	13,909,709	3,240,663
LME Zinc Contracts (United Kingdom)	158	7/2026	13,311,698	601,138
LME Zinc Contracts (United Kingdom)	149	9/2026	12,524,381	164,126
LME Zinc Contracts (United Kingdom)	145	5/2026	12,205,665	1,082,593
NYMEX Gasoline RBOB Contracts (United States)	148	8/2026	19,285,140	3,886,406
NYMEX Heating Oil Contracts (United States)	127	8/2026	19,149,593	3,981,679
NYMEX Natural Gas Contracts (United States)	1,229	8/2026	38,135,870	(6,311,593)
NYMEX WTI Crude Contracts (United States)	591	8/2026	52,468,980	7,589,075

TOTAL LONG				35,547,955

SHORT

Commodity Contracts
LME Aluminum Contracts (United Kingdom)	(286)	7/2026	(24,939,701)	(684,725)
LME Aluminum Contracts (United Kingdom)	(14)	9/2026	(1,205,908)	(26,309)
LME Aluminum Contracts (United Kingdom)	(304)	5/2026	(26,860,072)	(2,842,220)
LME Lead Contracts (United Kingdom)	(102)	7/2026	(4,980,813)	28,981
LME Lead Contracts (United Kingdom)	(5)	9/2026	(246,313)	(4,490)
LME Lead Contracts (United Kingdom)	(87)	5/2026	(4,246,079)	253,576
LME Nickel Contracts (United Kingdom)	(115)	7/2026	(13,422,763)	(1,218,158)
LME Nickel Contracts (United Kingdom)	(7)	9/2026	(822,402)	(84,653)
LME Nickel Contracts (United Kingdom)	(120)	5/2026	(13,909,709)	(1,034,824)
LME Zinc Contracts (United Kingdom)	(158)	7/2026	(13,311,698)	(188,067)
LME Zinc Contracts (United Kingdom)	(8)	9/2026	(672,450)	(22,213)
LME Zinc Contracts (United Kingdom)	(145)	5/2026	(12,205,665)	(593,171)

TOTAL SHORT				(6,416,273)

TOTAL FUTURES CONTRACTS				29,131,682
The notional amount of long futures as a percentage of Net Assets is 25.9%.
The notional amount of short futures as a percentage of Net Assets is 4.2%.

Total Return Swaps
Underlying Reference(1)	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Notional Amount ($)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Goldman Sachs Bank USA	5/2026	53,000,000	4,744,876	0	4,744,876
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Merrill Lynch International	6/2026	128,000,000	10,056,417	0	10,056,417
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Royal Bank of Canada	6/2026	95,000,000	4,011,824	0	4,011,824
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Merrill Lynch International	6/2026	95,000,000	1,421,165	0	1,421,165
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Merrill Lynch International	6/2026	95,000,000	1,421,165	0	1,421,165
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Citibank NA	6/2026	86,000,000	4,418,900	0	4,418,900
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Goldman Sachs Bank USA	6/2026	57,000,000	2,768,756	0	2,768,756
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Canadian Imperial Bank of Commerce	6/2026	56,000,000	2,720,181	0	2,720,181
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	JPMorgan Chase Bank NA	7/2026	91,000,000	4,024,393	0	4,024,393
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Royal Bank of Canada	7/2026	103,000,000	4,555,082	0	4,555,082
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Merrill Lynch International	6/2026	30,000,000	1,094,877	0	1,094,877
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Goldman Sachs Bank USA	6/2026	69,000,000	3,282,745	0	3,282,745
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Canadian Imperial Bank of Commerce	6/2026	56,000,000	2,664,256	0	2,664,256
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Royal Bank of Canada	6/2026	90,000,000	3,981,583	0	3,981,583
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	JPMorgan Chase Bank NA	6/2026	116,000,000	5,131,819	0	5,131,819
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Citibank NA	6/2026	65,000,000	2,156,647	0	2,156,647
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	JPMorgan Chase Bank NA	6/2026	120,000,000	3,537,152	0	3,537,152
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Merrill Lynch International	6/2026	147,000,000	4,333,011	0	4,333,011
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Royal Bank of Canada	6/2026	146,000,000	3,852,593	0	3,852,593
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Canadian Imperial Bank of Commerce	6/2026	64,000,000	1,688,931	0	1,688,931
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	Royal Bank of Canada	6/2026	67,000,000	2,113,722	0	2,113,722
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 10 basis points	At Maturity	Goldman Sachs Bank USA	6/2026	86,000,000	1,837,467	0	1,837,467
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 11 basis points	At Maturity	JPMorgan Chase Bank NA	6/2026	59,000,000	1,260,459	0	1,260,459
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	3M US Auction Rate T-Bill plus 10 basis points	At Maturity	Goldman Sachs Bank USA	6/2026	75,000,000	0	0	0
TOTAL RETURN SWAPS								77,078,021	0	77,078,021

(1)Represents floating rate.
Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $35,767,749.
(d)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $100,622,389.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	500,489,618	2,965,136,499	1,104,619,073	39,178,753	(47,412)	(93,342)	2,360,866,290	2,360,394,211	3.9%
Total	500,489,618	2,965,136,499	1,104,619,073	39,178,753	(47,412)	(93,342)	2,360,866,290

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market exposure.

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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